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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                               FORM 8-K/A2

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 1997 (July 14, 1997)

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                              PMT SERVICES, INC.

            (Exact name of registrant as specified in its charter)

   TENNESSEE                     0-24420                      62-1215125
(State or other              (Commission File             (I.R.S. Employer
jurisdiction of                   Number)                  Identification
incorporation)                                                 Number)


       TWO MARYLAND FARMS
       SUITE 200
       BRENTWOOD, TENNESSEE                              37027
       (Address of principal executive offices)        (Zip Code)

                                (615) 254-1539
             (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On July 14, 1997, PMT Services, Inc., a Tennessee corporation (the "Company"), completed a business combination in which the Company acquired all of the issued and outstanding capital stock of LADCO Financial Group ("LADCO"). Total consideration paid was 1,463,414 shares of the Company's Common Stock, $.01 par value per share (the "Consideration"). The amount of Consideration paid was determined through arm's length negotiations.

        The assets acquired by the Company in the business combination described above were used by LADCO to provide certain leasing services, and LADCO, as a wholly-owned subsidiary of the Company, intends to continue such use of the acquired assets.

        The Company filed a Current Report on Form 8-K on July 18, 1997, in connection with the above-referenced transaction which erroneously contained two references to July 2, 1997 as the date of event requiring filing of the Form 8-K. The last condition to closing of the transaction was met on July 14, 1997, when the California Secretary of State accepted the filings required for consummation of the transaction and gave retroactive effect to the Filing as of July 2, 1997. This Form 8-K/A contains the correct date of completion of the business combination which is July 14, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Business Acquired. It is impracticable to provide the required financial information for the acquired business at this time. The required financial statements will be filed as soon as practicable but not later than September 16, 1997.

        (b) Pro forma financial information. It is impracticable to provide the required supplemental financial information giving retroactive effect to the acquired business at this time. The required supplemental financial statements will be filed as soon as practicable but not later than September 16, 1997.

        (c) Exhibits:

            2.1 Agreement and Plan of Merger, dated June 9, 1997, between the Company, PMT LADCO Acquisition Corporation, LADCO and the Ladd Family Trust (Previously filed as an exhibit to the Company's Current Report on Form 8-K filed July 18, 1997).


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                                  SIGNATURES
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        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                     PMT SERVICES, INC.

                                     BY: /s/ CLAY M. WHITSON
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                                         Clay M. Whitson
                                         Chief Financial Officer
DATE: July 29, 1997